UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2010

TeamStaff, Inc.
 (Exact name of registrant as specified in its charter)

NEW JERSEY	0-18492	22-1899798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Executive Drive Somerset, NJ	08873
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 352-5304

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry in to a Material Definitive Agreement.

On August 23, 2010, TeamStaff Government Solutions, Inc. (“TGS” or “Borrower”), a wholly-owned subsidiary of TeamStaff, Inc. (“TeamStaff”) and Presidential Financial Corporation (“Lender”) executed an amendment, dated as of August 17, 2010 (“Amendment”) to the Loan and Security Agreement, dated as of July 29, 2010 and the Secured Promissory Note, dated July 29, 2010. Pursuant to the Amendment, the parties agreed that for purposes of computing interest on payments received in the payment account by Lender from Borrower in payment of any loan obligation, the number of days shall be reduced from four (4) to three (3) Business Days after Lender’s receipt of advice of deposit in the payment account.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amendment under Item 1.01 is incorporated into this item by reference.

Item 9.01	Financial Statements and Exhibits.

(d)      The following exhibits are filed or furnished herewith.

Exhibit No.	Description of Document

10.1	Amendment to Secured Promissory Note and Loan and Security Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TEAMSTAFF, INC.

By: /s/ Cheryl Presuto Name: Cheryl Presuto Title: Chief Financial Officer Date: August 27, 2010

Exhibit Index

Exhibit No.	Description of Document
10.1	Amendment to Secured Promissory Note and Loan and Security Agreement

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